POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 4, 2008	/s/ Rebecca Adamson
Date	Signature

/s/ Dianne N. Trudnak	Rebecca Adamson
Witness	Name of Director

Dianne N. Trudnak_____________
Witness Name (Printed)

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POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 28, 2008	/s/ Richard Baird
Date	Signature

/s/ Traci Lynn Goldt	Richard Baird
Witness	Name of Director

Traci Lynn Goldt
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

May 6, 2008	/s/ Joy Vida Jones
Date	Signature

/s/ Clayton Riley	Joy Vida Jones
Witness	Name of Director

Clayton Riley
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 1, 2008	/s/ Miles Harper
Date	Signature

/s/ Michelle Hodgson	Miles Harper
Witness	Name of Director

Michelle Hodgson
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

March 4, 2008	/s/ Sydney A. Morris
Date	Signature

/s/ Traci Lynn Goldt	Sydney A. Morris
Witness	Name of Director

Traci Lynn Goldt
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 13, 2008	/s/ D. Wayne Silby
Date	Signature

/s/ Xin Wang	D. Wayne Silby
Witness	Name of Director

Xin Wang
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

March 13, 2008	/s/ John Guffey
Date	Signature

/s/ Joe Dell Jimeuez	John Guffey
Witness	Name of Director

Joe Dell Jimeuez
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 11, 2008	/s/ Terrence Mollner
Date	Signature

/s/ Franktinws Staitja	Terrence Mollner
Witness	Name of Director

Franktinws Staitja
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 17, 2008	/s/ Rustum Roy
Date	Signature

/s/ Katherine S. Mourant	Rustum Roy
Witness	Name of Director

Katherine S. Mourant
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

March 3, 2008	/s/ Tessa Tennant
Date	Signature

/s/ Traci Lynn Goldt	Tessa Tennant
Witness	Name of Director

Traci Lynn Goldt
Witness Name (Printed)


POWER OF ATTORNEY

I, the undersigned Trustee/Director of Calvert Social Index Series, Inc., Calvert Social Investment Fund, Calvert Impact Fund and Calvert World Values Fund (the "Funds"), hereby constitute William M. Tartikoff, Ivy Wafford Duke, and Lancelot A. King my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Trustee/Directors.

WITNESS my hand on the date set forth below.

February 4, 2008	/s/ Barbara Krumsiek
Date	Signature

/s/ Rebecca Froman	Barbara Krumsiek
Witness	Name of Director

Rebecca Froman
Witness Name (Printed)